UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2022
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

On January 10, 2022, SI-BONE, Inc. (the "Company") issued a press release (the “Press Release”) announcing preliminary unaudited revenue for the fourth quarter and full year 2021. A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of Time-Based and Performance-Based Restricted Stock Unit Awards

On January 7, 2022, the Board of Directors of SI-BONE approved to Laura Francis, SI-BONE's Chief Executive Officer, the grant of time-based restricted stock unit awards to acquire 63,865 shares of SI-BONE common stock ("RSUs"), and performance-based restricted stock unit awards to acquire up to a maximum of 127,728 shares of SI-BONE common stock (“PSUs”). On January 6, 2022 the Compensation Committee of the Board of Directors approved to Anshul Maheshwari, SI-BONE's Chief Financial Officer, the grant of RSUs to acquire 41,802 shares of SI-BONE common stock and PSUs to acquire up to a maximum of 27,868 shares of SI-BONE common stock; in each case under SI-BONE's 2018 Equity Incentive Plan (the “Equity Plan”).

Subject to Ms. Francis's and Mr. Maheshwari's continued employment with SI-BONE and the terms and conditions of the Equity Plan and the related award agreement, (i) the RSUs will vest in a series of 16 consecutive quarterly installments, and (ii) the PSUs will vest over the three-year performance period beginning January 1, 2022 and ending on December 31, 2024.

For the PSUs, there will be three separate measurement periods, with each starting on January 1, 2022 and with the first ending on December 31, 2022, the second on December 31, 2023 and the third on December 31, 2024. The actual number of PSUs that will vest ("Shares Earned") in each measurement period will be determined by the Compensation Committee based on SI-BONE's total shareholder return (“TSR”) relative to the TSR of the Median Peer Companies (as defined in the award agreement) in accordance with the following TSR Performance Formula:

Target Number of PSUs * (100% + ((SI-BONE's TSR - Median Peer Company's TSR)*2)) = Shares Earned

If SI-BONE’s TSR is –50 points as compared to the Median Peer Company during any measurement period, no PSUs are eligible to vest. The target number of PSUs for Ms. Francis and Mr. Maheshwari are 63,864 shares and 13,934 shares, respectively. For purposes of calculating TSR, stock price will be measured using the average closing price over the 60 consecutive trading days, as defined in the award agreement.

In the event of a Change in Control of SI-BONE (as defined in the Equity Plan), the number of PSUs that are eligible to vest will be determined by the Compensation Committee prior to the Change in Control based upon the criteria set forth in the award agreement.

See the form of the PSU award agreement, a copy of which is attached hereto as Exhibit 10.1, for a further description of the terms of the PSUs.

Item 7.01 – Regulation FD Disclosure.

Members of the Company’s management team expect to meet with investors and analysts the week of January 10, 2022, including participating in the 24th Annual Needham Virtual Growth Conference to discuss the Company, using presentation materials which are furnished and attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 10, 2022
99.2	Presentation dated January 2022
10.1	Form of Performance-Based Restricted Stock Unit Agreement
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

The information in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2, of this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (Exchange Act), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (Securities Act). The information in Items 2.02 and 7.01, and Exhibits 99.1 and 99.2 shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	January 10, 2022	By:	/s/ Anshul Maheshwari
Anshul Maheshwari
Chief Financial Officer
(Principal Financial and Accounting Officer)